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                                                                  EXHIBIT 10.3.2

                                 FIRST AMENDMENT

            FIRST AMENDMENT, dated as of March 10, 1999 (this "Amendment") to the Credit Agreement, dated as of July 23, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among (i) DDI Capital Corp., formerly known as Details Capital Corp. (the "Company"), (ii) Dynamic Details, Incorporated, formerly known as Details, Inc. ("Details"); (iii) Dynamic Details Incorporated, Silicon Valley, formerly known as Dynamic Circuits, Inc. ("DCI", and collectively with Details, the "Borrowers"); (iv) the several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders"); (v) BANKERS TRUST COMPANY., as documentation and co-syndication agent; and (vi) THE CHASE MANHATTAN BANK ("Chase"), as collateral, co-syndication and administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

            WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrowers;

            WHEREAS, the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

            WHEREAS, the Lenders are willing to effect such amendments to the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

            2. Addition of Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by inserting therein the following new defined term in appropriate alphabetical order:

            "Design Business" : shall mean the business of designing and developing electronic products and components of such products and providing services related thereto.

            "Designco" : Dynamic Details Design, LLC, a Delaware limited liability company, a wholly owned subsidiary of New Intermediate Holdco engaged only in the Design Business.

            3. Amendments to Subsection 7.6. (i) Section 7.6 of the Credit Agreement is hereby amended by adding the following clause (f) at the end thereof:

            (f) dividends to the Company in an aggregate amount during the term of this Agreement, which when combined with the aggregate amount of investments made in reliance on Section 7.8(j), shall not exceed the sum of
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            $10,000,000 and the then unused Permitted Expenditure Amount on the date such dividend is made. The proceeds of such dividends shall then be paid as a dividend by the Company to New Intermediate Holdco for investment in Designco.

            (ii) Section 7.6 of the Credit Agreement (as amended by the immediately preceding provision) is further amended by adding at the end thereof (as a new paragraph which modifies the entire proviso thereto) the following:

            Notwithstanding anything to the contrary in this Section 7.6, no Restricted Payment shall be made in reliance upon clause (b), (d),
            (e) or (f) above at any time when Holdings and its Subsidiaries (other than the Company and its Subsidiaries) shall have cash or Cash Equivalents in an aggregate amount in excess of $500,000.

            4. Amendment to Section 7.8. Subsection 7.8(j) of the Credit Agreement hereby is amended by deleting clause (j) thereof in its entirety and by substituting therefor the following:

            (j) in addition to investments otherwise expressly permitted by this
            Section 7.8, investments by Details or any of its Subsidiaries in an aggregate amount (valued at cost, but net of returns of capital from such investments) during the term of this Agreement, which when combined with the aggregate amount of dividends paid in reliance on
            Section 7.6(f), shall not exceed the sum of $10,000,000 and the then unused Permitted Expenditure Amount on the date upon which such investment is made.

            5. Amendment to Section 8(m). Section 8 of the Credit Agreement hereby is amended by deleting clause (m) thereof in its entirety and by substituting therefor the following:

            "(m) (i) Holdings shall conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations, other than those incidental to its ownership of the Capital Stock of New Intermediate Holdco; (ii) New Intermediate Holdco shall conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations, other than (A) those incidental to its ownership of the Capital Stock of the Company and DCI and all the membership interests in Designco and (B) the making of the loan referred to in Section 5.1(b)(iii) prior to the Second Closing Date;
      (iii) Designco shall conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations, other than the Design Business; (iv) Holdings or New Intermediate Holdco shall incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, other than (A) nonconsensual obligations imposed by operation of law, (B) in the case of New Intermediate Holdco, the New Intermediate Holdco Notes, (C) obligations with respect to its Capital Stock, (D) in the case of Holdings or New Intermediate Holdco, Indebtedness incurred to finance AHYDO Payment and
      (E) the
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      obligations of Holdings under its cash bonus plan on terms in existence on the date hereof; (v) Holdings shall own, lease, manage or otherwise operate any properties or assets (including cash and Cash Equivalents), other than Capital Stock of New Intermediate Holdco; or (vi) New Intermediate Holdco shall own, lease, manage or otherwise operate any properties or assets (including cash and Cash Equivalents), other than (A) the Capital Stock of the Company, all the membership interests in Designco and (prior to the Second Closing Date) the Capital Stock of DCI and (B) cash received directly or indirectly in connection with dividends paid by Details in accordance with Section 7.6 pending application in the manner contemplated by said Section; or"

            6. Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):

            (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings, the Borrowers and the Required Lenders;

            (b) such amendments to the Guarantee and Collateral Agreement as the Administrative Agent reasonably shall request in order to provide to the Administrative Agent a first priority perfected security interest in all of the membership interests of Designco; and

            (d) such other documents, instruments and agreements with respect to the matters contemplated by this Amendment as the Administrative Agent reasonably shall request; all such documents, instruments and agreements shall be reasonably satisfactory to the Administrative Agent.

            7. Representations and Warranties. As of the date hereof and after giving effect to this Amendment, Holdings and each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Consent. No Default or Event of Default has occurred and is continuing.

            8. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

            9. GOVERNING LAW; Counterparts. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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            (b) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   DDI CAPITAL CORP.


                                   By: /s/ Joseph P. Gisch
                                       ---------------------------------
                                       Title:


                                   DYNAMIC DETAILS, INCORPORATED


                                   By: /s/ Joseph P. Gisch
                                       ---------------------------------
                                       Title:


                                   DYNAMIC DETAILS INCORPORATED,
                                   SILICON VALLEY


                                   By: /s/ Joseph P. Gisch
                                       ---------------------------------
                                       Title:


                                   THE CHASE MANHATTAN BANK, as
                                     Administrative Agent, Collateral Agent, Co-
                                     Syndication Agent and as a Lender


                                   By: /s/ Edmond DeForest
                                       ---------------------------------
                                       Title: Edmond DeForest
                                              Vice President


                                   BANKERS TRUST COMPANY, as
                                     Documentation Agent, Co-Syndication Agent and as a Lender


                                   By:
                                       ---------------------------------
                                       Title: